EXHIBIT 10.57

                       THIRD AMENDMENT TO LOAN DOCUMENTS

     This Third Amendment to Loan Documents (this "Amendment") is made and entered into as of this 31st day of December, 2009, by and among Intraop Medical Corporation, a Nevada corporation (the "Company"), and the investors of the
Company set forth on the signature pages hereto (the "Investors").   Capitalized
terms used but not defined herein shall have the meanings assigned thereto in the Loan Documents (as defined below).

                                    RECITALS

     Whereas, pursuant to that certain Debenture Purchase Agreement, dated as of September 30, 2008 and amended as of April 9, 2009 and June 30, 2009 (the "Purchase Agreement"), the Company has issued to the Investors 10% Senior Secured Debentures (as the same may have been amended and restated, the "Debentures");

     Whereas, to secure the Company's obligations under the Debentures, the Company and the Investors have entered into a Security Agreement, dated as of September 30, 2008 and amended as of April 9, 2009 and June 30, 2009 (the "Security Agreement" and, together with the Purchase Agreement and the Debentures, the "Loan Documents"); and

     Whereas, the Company and the Investors wish to amend certain terms of the Loan Documents as described below.

                                   AGREEMENT

     Now, Therefore, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Amendment.

     1.1     Amendment  to  Loan  Documents.

        (a) The Debentures that are outstanding on the date hereof are hereby amended by changing the references to "December 31, 2009" in (i) the second paragraph of the preamble thereto and (ii) the definition of "Monthly Payment
Date"  in  Section  1  thereof  to  "January  31,  2010".

        (b) The Purchase Agreement is hereby amended such that the form of the Debenture attached thereto as Exhibit A is consistent with the amendments to the Debentures set forth in Section 1.1(a).

        (c) The Purchase Agreement is hereby amended by changing the reference to "December 31, 2009" in the first sentence of Section 2.4 thereof to "January 31, 2010".

     1.2     Effect  on  Agreements.

        (a) Except as expressly set forth in Section 1.1 of this Amendment, the Loan Documents shall be and remain in full force and effect in accordance with their terms. The Loan Documents, as amended by Section 1.1 of this Amendment, are hereby ratified and confirmed in all respects.

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        (b)  Nothing contained herein shall in any way impair the Debentures now held for the Obligations, nor affect or impair any rights, powers, or remedies under the Loan Documents, it being the intent of the parties hereto that this Amendment shall not constitute a novation of the Debentures or an accord and satisfaction of the Obligations. The Company hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

2.     Miscellaneous.

     2.1 Governing Law. This Amendment shall be governed by and construed under the internal laws of the State of Delaware in all respects, without giving effect to conflict of law principles thereof.

     2.2 Entire Agreement. This Amendment and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     2.3 Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     2.4 Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

     2.5 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

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     In  Witness  Whereof, the undersigned have caused this Amendment to be duly executed  as  of  the  day  and  year  first  written  above.

                                            COMPANY:
                                            INTRAOP MEDICAL CORPORATION

                                            By: /s/ John Powers
                                                --------------------------------
                                                Name: John Powers
                                                Title: Chief Executive Officer

                                            INVESTORS:

                                            E.U. CAPITAL VENTURE, INC.

                                            By: /s/ Hans Morker
                                                --------------------------------
                                                Name: Hans Morker
                                                Title: Managing Director

                                            ENCYCLOPEDIA EQUIPMENT LLC

                                            By: /s/ Oliver Janssen
                                                --------------------------------
                                                Name: Oliver Janssen
                                                Title: Member

                                            VMG HOLDINGS II, LLC

                                            By: /s/ Gregory S. Koonsman
                                                --------------------------------
                                                Name: Gregory S. Koonsman
                                                Title: Managing Partner

                                            LACUNA VENTURE FUND LLLP

                                              By: Lacuna Hedge GP LLLP, its
                                                  general partner


                                              By: Lacuna, LLC, its general
                                                  partner

                                            By: /s/ Rawleigh Ralls
                                                --------------------------------
                                                Name: Rawleigh Ralls
                                                Title: Managing Director

                                            LACUNA HEDGE FUND LLLP

                                              By: Lacuna Hedge GP LLLP, its
                                                  general partner

                                              By: Lacuna, LLC, its general
                                                  partner

                                            By: /s/ Rawleigh Ralls
                                                --------------------------------
                                                Name: Rawleigh Ralls
                                                Title: Managing Director





                                            /s/ Rawleigh Ralls
                                          --------------------------------------
                                            RAWLEIGH RALLS